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                                                                      EXHIBIT 10
                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 19 to Registration Statement No. 2-97095 on Form N-1A of our report dated September 10, 2002 appearing in the July 31, 2002 Annual Report of Merrill Lynch Natural Resources Trust, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is part of such Registration Statement.


/s/ DELOITTE & TOUCHE LLP

New York, New York
November 1, 2002